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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 1, 2003 (April 1, 2003)



                       APPLIED GRAPHICS TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)


DELAWARE                               1-16431                 13-3864004
(State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
 of incorporation)                                         Identification No.)



450 WEST 33RD STREET, NEW YORK, NY                                 10001
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: 212-716-6600

Not Applicable
(Former Name or Former Address, if changed since last report)




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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (a) Financial statements of business acquired
      Not applicable.

  (b) Pro forma financial information
      Not applicable.

  (c) Exhibits
      99.1 Press release issued by the Company on April 1, 2003.

Item 12. Results of Operations and Financial Condition

     Applied Graphics Technologies, Inc. (the "Company"), reported its results of operations for the full year and three months ended December 31, 2002. Details of this announcement are contained in the press release of the Company dated April 1, 2003, and included in this Current Report on Form 8-K as Exhibit 99.1.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            Applied Graphics Technologies, Inc.
                            -------------------------------------------------
                            Registrant


Dated: April 1, 2003        By: /s/ Kenneth G. Torosian
                               ---------------------------------------------
                            Kenneth G. Torosian
                            Senior Vice President, Chief Financial
                            Officer, and Treasurer